CROSS SHORE DISCOVERY FUND

Supplement dated October 5, 2017 to the Statement of Additional Information dated July 31, 2017

The following disclosure replaces the disclosure in the Statement of Additional Information on page 24, the first paragraph in sub-section entitled “Independent Trustees.”

David J. Gruber. Mr. Gruber’s experience includes over thirteen (13) years in the financial services industry. Mr. Gruber currently serves as the Director of Risk Advisory Services for Holbrook and Manter, CPAs through which he primarily provides consulting services to public companies on Sarbanes-Oxley compliance matters. Prior to that, he was the President of DJG Financial Consulting, LLC through which he provided consulting services to public companies on Sarbanes-Oxley compliance matters and served as a part-time chief financial officer for a non-profit organization. During a significant portion of this period, Mr. Gruber also served as a member of the board of a multi-series registered mutual fund complex with assets approximating thirteen (13) billion dollars. In this capacity, Mr. Gruber served as Chairman of the board’s compliance committee and as a member of the board’s audit committee and was also designated as the board’s Audit Committee Financial Expert. Mr. Gruber has also held finance-related positions (e.g. Chief Financial Officer, Finance Director and Assistant Director Operations/Assistant Treasurer) with several different companies and began his career with PricewaterhouseCoopers as a Certified Public Accountant. These roles provide Mr. Gruber with a strong understanding of management, financial reporting and corporate governance matters and investment company operations.

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For more information, please contact a Fund customer service representative at (844) 300-7828 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.